                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                WT MUTUAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                       WILMINGTON PRIME MONEY MARKET FUND

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                (SERVICE SHARES)

Dear Shareholder:

          A special meeting of shareholders of Service Shares of Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund (the "Funds") of WT Mutual Fund (the "Trust") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on August 17, 2006, at 10:00 a.m., Eastern time. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

          We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

          Your vote is very important to us. If we do not hear from you by July 28, 2006, a representative of the Trust or RSMC may contact you.

          Thank you for your response and for your continued investment with the Funds.

                                        Sincerely,


                                        ----------------------------------------
                                        Neil Wolfson
                                        President and Chief Executive Officer
                                        WT Mutual Fund

                                 WT MUTUAL FUND

                                   ----------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                              THE SERVICE SHARES OF

                       WILMINGTON PRIME MONEY MARKET FUND

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                          TO BE HELD ON AUGUST 17, 2006

                                   ----------

          Notice is hereby given that a special meeting of shareholders (the "Meeting") of Service Shares of the Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund (each a "Fund," and collectively, the "Funds") of WT Mutual Fund (the "Trust") will be held at the offices of the Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on August 17, 2006, at 10:00 a.m., Eastern time, for the following purposes:

          (1) To approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each of the Funds; and

          (2) To transact such other business that may properly come before the Meeting, or any adjournments thereof.

          Shareholders of record of the Funds on June 16, 2006, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Funds present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote "AGAINST" any such adjournment those proxies to be voted against the proposal.

          Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                        By Order of the Board of Trustees of
                                        WT Mutual Fund


                                        ----------------------------------------
June 28, 2006                           John J. Kelley
                                        Secretary

                                    IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND

                                   ----------

                       WILMINGTON PRIME MONEY MARKET FUND

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                (SERVICE SHARES)

                            1100 North Market Street
                           Wilmington, Delaware 19890

                     PROXY STATEMENT DATED JUNE 28, 2006 FOR

                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 17, 2006

                                   ----------

          This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of the Service Shares of Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund (each a "Fund," and collectively, the "Funds") for use at the special meeting of shareholders of the Funds to be held at the offices of the Funds' investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on August 17, 2006, at 10:00 a.m., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Funds on or about June 28, 2006.

          THE FUNDS PROVIDE PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUNDS, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE FUNDS, WITHOUT CHARGE, BY CALLING (800) 336-9970 OR WRITING WILMINGTON PRIME MONEY MARKET FUND AND WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND, C/O PFPC INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406. THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT ARE ALSO ACCESSIBLE ON THE FUNDS' INTERNET WEB-SITE AT HTTP://WWW.WILMINGTONTRUST.COM/FUNDS.

                               PURPOSE OF MEETING

          The Meeting is being called in order to ask shareholders of the Funds to consider and vote on the following proposals:

          PROPOSAL 1:   To approve adoption of a Distribution Plan under Rule
                        12b-1 of the Investment Company Act of 1940 on behalf of each of the Funds; and

          PROPOSAL 2:   To transact such other business that may properly come
                        before the Meeting, or any adjournments thereof.

          If shareholders do not approve Proposal 1, the Board of Trustees will consider other alternatives, including a request for revised proposals from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust, the Funds and the Funds' shareholders.

                                      * * *

                                      * * *

           PROPOSAL 1: APPROVAL OF DISTRIBUTION PLAN UNDER RULE 12B-1
                      OF THE INVESTMENT COMPANY ACT OF 1940

     INTRODUCTION

          In order to facilitate distribution of Fund shares, shareholders of the Service Shares ("Service Shares") of the Funds are being asked to approve a Distribution Plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). A copy of the form of Distribution Plan is attached as Exhibit A.

          Rule 12b-1 permits the use of Fund assets to pay for distribution services, provided that the costs of distribution, including fees or other payments made to brokers, dealers or other intermediaries for selling shares of the fund, are made pursuant to a written plan that describes all material aspects of the proposed financing of distribution.

          Service Shares are currently subject to a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Under the proposed Distribution Plan, Service Shares would be subject to a maximum annual distribution fee of 0.25% of average daily net assets of the Funds. The Board has limited the current annual fee for each Fund under the Distribution Plan to 0.10% of a Fund's average daily net assets. As the Board of Trustees has only authorized 0.25% of total fees under both of the shareholder service plan and the Distribution Plan, total shareholder fees will not increase at this time. However, shareholder approval of the Distribution Plan could result in an increase of fees for the Service Class if the Board later decides to approve an increase in the fees payable under the Distribution Plan and/or the shareholder service plan.

     DESCRIPTION OF THE DISTRIBUTION PLAN

          Under the Distribution Plan, the Trust shall pay, on behalf of each Fund, a fee at an annual rate not exceeding 0.25% of the average net asset value of each Fund's Service Shares for advertising, marketing and distributing the Fund's Service Shares (the "12b-1 Fees"). The 12b-1 Fees paid by each Fund shall be payable from the assets attributable to the Fund's Service Shares and shall be paid in monthly installments promptly after the last day of each calendar month. The 12b-1 Fees shall be paid to the Fund's distributor (it and any subsequent principal distributor of 12b-1 Shares of the Funds are each referred to as a "Distributor") pursuant to the terms of selected dealer agreements, selling agreements or other agreements that have been approved by the Board of Trustees ("Distribution Agreements"). Payments of the 12b-1 Fees will be made pursuant to the Distribution Agreements in accordance with their terms. While the Rule 12b-1 Distribution Plan provides for payments of up to 0.25% of the Fund's average daily net assets, the Board of Trustees currently has authorized annual payments of 0.10% of the average daily net assets of the Fund's Service Shares. The Distribution Plan and each Distribution Agreement may not be amended to increase the maximum 12b-1 Fee of 0.25% without approval by a majority of the outstanding shares of each Fund's Service Shares.

          In exchange for the 12b-1 Fees, the Distributor will incur distribution expenses with respect to each Fund's Service Shares. For purposes of the Distribution Plan, the term "distribution expenses" means expenses incurred for distribution activities encompassed by Rule 12b-1 under the 1940 Act, which may include public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing of advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses and reports used for sales purposes, as well as any sales commissions or service fees paid to broker-dealers or other financial institutions who have executed sales or service agreements with the Trust or the Distributor, which forms of agreements have been approved by a majority of the Board, including a majority of the Trustees who are not "interested" (as such term is defined under Section 2(a)(19) of the 1940 Act) ("Independent Trustees"), and who sell or provide support services in connection with the distribution of the Fund's 12b-1 Shares.

          The Distribution Plan also provides that RSMC and any other person, other than the Trust, may incur costs and bear expenses associated with the distribution of the Service Shares. However, if RSMC makes payments to third parties out of its management fee which are deemed to be indirect financing of an activity primarily intended to result in the sale of the Fund's Service Shares within the context of Rule 12b-1 under the 1940 Act, then such payments will be deemed to be authorized by the Distribution Plan and such payments will be aggregated with other Rule 12b-1 Fees paid in calculating the maximum fee payable under the Distribution Plan.

          On a quarterly basis, each Distributor shall furnish to the Board a written report of payments and expenses under the Distribution Plan for the previous fiscal quarter, and shall furnish the Board with such other information as the Board may reasonably request in connection with the payments made under the Distribution Plan in order to enable the Board to make an informed determination of whether it should be continued.

          The Distribution Plan will remain in effect for a period of more than one year from its adoption only so long as such continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan and each Distribution Agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the Fund's Service Shares, or by vote of a majority of the Independent Trustees, on not more than sixty (60) days' written notice.

          As long as the Distribution Plan is in effect, the selection and nomination of the Trust's Independent Trustees shall be committed to the discretion of such Independent Trustees.

     FEES AND EXPENSES

          Service Shares are currently subject to a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of a Fund's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. If shareholders approve the proposed Distribution Plan, the annual fee paid under the shareholder servicing plan will be reduced to 0.15% of a Fund's average daily net assets.

          As discussed above, under the proposed Distribution Plan, Service Shares would be subject to maximum annual 12b-1 Fees of 0.25% of average daily net assets of the Funds. However, the Board of Trustees of the Trust (the "Board") has authorized the current annual payments by each Fund under the Distribution Plan of 0.10% of a Fund's average daily net assets. As the Board has authorized a total of 0.25% of each Fund's average daily net assets in aggregate shareholder service and 12b-1 Fees, total shareholder fees will not increase at this time. However, shareholder approval of the Distribution Plan could result in an increase of fees for the Service Class if the Board later decides to approve an increase in the fees payable under the Distribution Plan.

          If shareholders approve the Distribution Plan, fees and expenses paid by Fund shareholders will be affected as follows:

                                                                             U.S. Government
                                          Prime Money Market Fund           Money Market Fund
                                       ----------------------------   ----------------------------
                                       Current   Proposed   Maximum   Current   Proposed   Maximum
                                         Fees      Fees       Fees      Fees      Fees       Fees
                                       -------   --------   -------   -------   --------   -------
Management fees                         0.34%      0.34%     0.34%     0.37%      0.37%     0.37%
Distribution (12b-1) fees(1)            None       0.10%     0.25%     None       0.10%     0.25%
Shareholder service fees(2)             0.25%      0.15%     0.15%     0.25%      0.15%     0.15%
Other expenses                          0.13%      0.13%     0.13%     0.15%      0.15%     0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES    0.72%      0.72%     0.87%     0.77%      0.77%     0.92%

----------
(1) While the proposed Distribution Plan will allow for payments of up to 0.25% of a Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Fund's average net assets.

(2) If the proposed Distribution Plan is approved by shareholders of a Fund, the Board has authorized annual payments under the shareholder service plan of up to 0.15% of each Fund's average daily net assets.

     BOARD CONSIDERATIONS

          In reviewing the Distribution Plan, the Board considered the proposed schedule and nature of payments under the Distribution Plan and the Rule 12b-1 Agreement entered into between the Trust and the Distributor. In particular, the Board considered (i) whether the Distribution Plan will result in a benefit to the Funds' shareholders; (ii) the merits of alternative distribution methods, including the imposition of a sales charge; (iii) the interrelationship between the Distribution Plan and the activities of other persons financing the distribution of Fund shares; (iv) the extent to which third parties may benefit from the Distribution Plan and how these benefits compare to the potential benefits the Funds may experience from the Distribution Plan; and (v) the intended use of Distribution Plan fees by a distributor or other financial institutions and intermediaries for the coming year. The Board considered and acknowledged that the proposed Distribution Plan would encourage financial institutions and intermediaries to offer the Funds to potential shareholders. Additionally, the Board recognized that distribution and shareholder servicing payments to financial institutions and intermediaries would place the Funds on equal footing with other funds that charge similar fees. Based on these and other factors, the Board concluded that the proposed compensation of the Distributor under the Distribution Plan for promotion and distribution of Service Shares of each of the Funds is fair and not excessive. Accordingly, the Board of Trustees determined that the Distribution Plan should provide for such compensation and that adoption of the Distribution Plan would be prudent and in the best interests of each Fund and shareholders of each Fund's Service Shares. Such approval included a determination that in the exercise of reasonable business judgment of the Board and in light of the fiduciary duties of the Board, there is a reasonable likelihood that the Distribution Plan will benefit the Trust, each of the Funds and shareholders of each Fund's Service Shares.

     REQUIRED VOTE

          Approval of Proposal 1 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of each Fund voting separately. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of each Fund present at a meeting if more than 50% of the outstanding voting securities of each Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of each Fund.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
             FUNDS VOTE "FOR" THE APPROVAL OF THE DISTRIBUTION PLAN.

                                      * * *

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

          The service providers currently engaged by the Funds to perform non-advisory services will continue to serve the Funds in the capacities indicated below:

          Distributor                     Professional Funds Distributor, LLC
          Administrator                   RSMC
          Sub-Administrator, Accounting
             Agent and Transfer Agent     PFPC Inc.
          Custodian                       Wilmington Trust Company
          Independent Auditors            Ernst & Young LLP
          Legal Counsel                   Pepper Hamilton LLP

          Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

          Shareholders are entitled to one vote for each share of the Funds held on the close of business on June 16, 2006 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Funds. In addition to solicitation by mail, Trustees, certain officers and representatives of the Funds, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

          If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact ADP toll-free at (800) 454-8683.

REVOCATION OF PROXY

          Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of the Funds giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Funds, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Funds. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

          The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Funds, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Funds present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

          Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for the Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Funds. Broker non-votes will not constitute "yes" or "no" votes for the Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Funds present at the Meeting.

SHAREHOLDINGS INFORMATION

          Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

          As of the record date, the Wilmington Prime Money Market Fund had __________ shares outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the
Fund:

Name and Address   Percentage Ownership of Fund   Total Number of Shares
----------------   ----------------------------   ----------------------
                                 %

          As of the record date, the Wilmington U.S. Government Money Market Fund had __________ shares outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address   Percentage Ownership of Fund   Total Number of Shares
----------------   ----------------------------   ----------------------
                                 %

                                 %

          Wilmington Trust Company, an affiliate of RSMC and the Funds, acts as the trustee of several shareholder accounts of the Funds. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Funds held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Funds' shares that are issued and outstanding.

          As of the Record Date, each Trustee's individual shareholdings of the Funds constituted less than 1% of the outstanding shares of the Funds, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Funds.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Funds, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

          No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

        PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Trustees of
                                        WT Mutual Fund


                                        ----------------------------------------
                                        John J. Kelley
                                        Secretary

                                                                       EXHIBIT A

                                 WT MUTUAL FUND

                    DISTRIBUTION PLAN PURSUANT TO RULE 12B-1

            The following Distribution Plan (this "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Act") by WT Mutual Fund (the "Trust") for the classes of shares ("12b-1 Shares") of the funds listed on Schedule A attached hereto, as it may be amended from time to time (each, a "Fund"). This Plan was approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan (the "non-interested Trustees"), by votes cast in person at a meeting called for the purpose of voting on this Plan.

            In reviewing this Plan, the Trust's Board of Trustees considered the proposed schedule and nature of payments under this Plan and the Distribution Agreement entered into between the Trust and the distributor (it and any subsequent principal distributor of 12b-1 Shares of the Funds are each referred to as a "Distributor"). The Board of Trustees concluded that the proposed compensation of the Distributor under this Plan for promotion and distribution of 12b-1 Shares of each of the Funds is fair and not excessive. Accordingly, the Board of Trustees determined that this Plan should provide for such compensation and that adoption of this Plan would be prudent and in the best interests of each Fund and shareholders of each Fund's 12b-1 Shares. Such approval included a determination that in the exercise of reasonable business judgment of the Board of Trustees and in light of the fiduciary duties of the Board, there is a reasonable likelihood that this Plan will benefit the Trust, each of the Funds and shareholders of each Fund's 12b-1 Shares.

            The provisions of this Plan are:

            1. The Trust shall pay, on behalf of each Fund, to the Distributor a fee in the amount set forth on Schedule A per annum of the average daily net assets of the Trust attributable to a Fund's 12b-1 Shares (or such lesser amount as may be established from time to time by a majority of the Board of Trustees, including a majority of the non-interested Trustees) for advertising, marketing and distributing the Fund's 12b-1 Shares. Such fee shall be payable from the assets attributable to the Fund's 12b-1 Shares and shall be paid in monthly installments promptly after the last day of each calendar month.

            2. The Distributor agrees to sell, distribute and promote each Fund's 12b-1 Shares. For purposes of this Plan, "distribution expenses" shall mean expenses incurred for distribution activities encompassed by Rule 12b-1 under the Act, which may include sales activities, public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing of advertising and sales literature, data processing necessary to support a distribution effort, printing and mailing prospectuses and reports used for sales purposes, as well as any sales commissions or service fees paid to broker-dealers or other financial institutions who have executed sales or service agreements with the Trust or the Distributor, which forms of agreements have been approved by a majority of the Board of Trustees, including a majority of the non-interested Trustees, and who sell or provide support services in connection with the distribution of the Fund's 12b-1 Shares.

            3. Nothing in this Plan shall operate or be construed to limit the extent to which each Fund's investment manager (the "Manager") or any other person, other than the Trust, may incur costs or expenses associated with the distribution of the Trust's 12b-1 Shares.

            4. From time to time, the Manager may make payments to third parties out of its management fee, not to exceed the amount of that fee. If such payments are deemed to be indirect financing of an activity primarily intended to result in the sale of the Fund's 12b-1 Shares within the context of Rule 12b-1 under the Act, such payments shall be deemed to be authorized by this Plan.

            5. The persons authorized to make payments on behalf of the Trust pursuant to this Plan and the Distributor shall oversee the payments made to the Distributor pursuant to paragraph 1 of this Plan. On a quarterly basis, such persons shall furnish to the Trust's Board of Trustees for their review a written report of such payments for the previous fiscal quarter, and they shall furnish the Board of Trustees with other information, including distribution expenses, as the Board may reasonably request in order to enable the Board to make an informed determination of whether this Plan should be continued.

            6. This Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by a majority of the Trust's Board of Trustees, including a majority of the non-interested Trustees, by votes cast in person at a meeting called for the purpose of voting on this Plan.

            7. This Plan and each agreement entered into pursuant to this Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the Fund's 12b-1 Shares, or by vote of a majority of the Trust's non-interested Trustees, on not more than sixty (60) days' written notice.

            8. This Plan and each agreement entered into pursuant to this Plan may not be amended to materially increase the amount to be spent by the Trust pursuant to paragraph 1 of this Plan without approval by a majority of the outstanding shares of the Fund's 12b-1 Shares.

            9. All material amendments to this Plan or to any agreement pursuant to this Plan shall be approved by a majority of the Trust's Board of Trustees, including a majority of the non-interested Trustees, by votes cast in person at a meeting called for the purpose of voting on any such amendment.

            10. So long as this Plan is in effect, the selection and nomination of the Trust's non-interested Trustees shall be committed to the discretion of such non-interested Trustees.

                                 WT MUTUAL FUND

                     SCHEDULE A TO THE DISTRIBUTION PLAN FOR
                         12B-1 SHARES OF WT MUTUAL FUND

                                WILMINGTON FUNDS

PORTFOLIO/SHARE CLASS                                   MAXIMUM RULE 12B-1 FEE
---------------------                                   ----------------------
Wilmington Prime Money Market Fund-Service                      0.25(1)%
Wilmington U.S. Government Money Market Fund-Service            0.25(1)%


Revised: ______________, 2006


--------------

      (1) While the Rule 12b-1 distribution plan provides for payment of up to 0.25% of the Fund's average daily net assets, the Board of Trustees has authorized annual payments of up to 0.10% of the average daily net assets of the Fund's Service Shares.

                       WILMINGTON PRIME MONEY MARKET FUND

                  WILMINGTON U.S. GOVERNMENT MONEY MARKET FUND

                                (SERVICE SHARES)

                        Each, a series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 17, 2006

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) John J. Kelley, John C. McDonnell and Charlotta vonWettberg as proxies, each with full power of substitution, to vote all shares of the Wilmington Prime Money Market Fund and Wilmington U.S. Government Money Market Fund (the "Funds") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on August 17, 2006 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1 To approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each of the Funds.

          FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

2 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

          FOR [ ]   AGAINST [ ]   ABSTAIN [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated June 28, 2006.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


-------------------------------------   ---------------------
Signature                               Date


-------------------------------------   ---------------------
Signature (if held jointly)             Date